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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 _____________



                                   FORM 8-K/A


                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                       April 18, 1997 (February 6, 1997)



                              JAKKS PACIFIC, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                        0-28104            95-4527222
(State or other jurisdiction of         (Commission       (I.R.S. Employer
incorporation or organization)          File Number)     Identification No.)


       24955 PACIFIC COAST HIGHWAY, SUITE B202, MALIBU, CALIFORNIA  90265
           (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code:  (310) 456-7799
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                              JAKKS PACIFIC, INC.

                              INDEX TO FORM 8-K/A
               FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                APRIL 18, 1997


                              ITEMS IN FORM 8-K/A
                              -------------------


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Facing page

Item 7.   Financial Statements and Exhibits                      3

Signatures                                                       4










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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          On February 21, 1997, JAKKS Pacific, Inc. (the "Registrant") filed a Current Report on Form 8-K with respect to the February 6, 1997 purchase of all of the shares of Road Champs, Inc. ("RC Inc."), a Pennsylvania corporation, which owned all of the shares of Road Champs, Ltd. ("RC Ltd."), a Hong Kong corporation, and the operating assets of Die Cast Associates, Inc. ("Die Cast"), a related Florida corporation, pursuant to the terms of a purchase agreement between Registrant, its wholly owned subsidiary, JAKKS Acquisition Corp., a Delaware corporation, RC Inc., RC Ltd., Die Cast, and the stockholders of RC Inc. (the "Agreement"). As permitted by Item 7 of Form 8-K, such Form 8-K was filed without the financial statements and pro forma financial information required by Items 310(c) and (d) of Regulation S-B, as it was impractical to do so at that time. This Current Report on Form 8-K/A provides such required information through incorporation by reference.

          (a)  Financial Statements of the Business Acquired.

          The combined balance sheets of Road Champs, Inc., its subsidiary and Die Cast Associates, Inc. as of December 31, 1996 and 1995, and the related combined statements of operations, stockholders' equity and cash flows for the years then ended, which are required to be filed as part of the Registrant's Current Report on Form 8-K/A by Item 310(c) of Regulation S-B, have been filed as part of the Registrant's Registration Statement on Form SB-2 (File No. 333-22583), filed with the Securities and Exchange Commission on February 28, 1997, and are incorporated herein by reference in their entirety.

          (b)  Pro Forma Financial Information

          The Registrant's Pro Forma Consolidated Balance Sheet and Statement of Operations, adjusted for the acquisition of Road Champs, Inc. as of and for the year ended December 31, 1996, which are required to be filed as part of the Registrant's Current Report on Form 8-K/A by Item 310(d) of Regulation S-B, have been filed as part of the Registrant's Registration Statement on Form SB-2 (File No. 333-22583), filed with the Securities and Exchange Commission on February 28, 1997, and are incorporated herein by reference in their entirety.





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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 18, 1997            JAKKS PACIFIC, INC.



                                  By: /s/ Jack Friedman
                                     --------------------------------------
                                     Jack Friedman
                                     President and Chief Executive Officer






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